Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $1,272,434,942.02   $4,510,000,000.00
     Current Floating Allocation Pct.        22.00517524%        77.99482476%

    Total Adj. Principal Collections     $770,211,515.03   $2,729,926,551.12

    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%

    Monthly Principal Amortized                                        $0.00

    Ending Principal Receivables       $1,364,236,830.05   $4,510,000,000.00
     New Floating Allocation Pct.            23.22406926%        76.77593074%

   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $12,164,911.17      $43,117,135.20
  -----------------------------------------------------------------------------

   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $5,782,434,942.02
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $3,500,138,066.15
     Payment Rate                                                      60.53%
     Principal Collections                                 $3,122,855,787.66
     Principal Collection Adjustments                        $374,026,863.22
     Principal Collections for Status Dealer Accounts          $3,255,415.27

    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%

    Aggregate New Principal Receivables                    $3,591,939,954.18

    Ending Principal Receivables                           $5,874,236,830.05
     New Floating Allocation Percentage                         100.00000000%

   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $55,282,046.37
     Interest Collections                                     $55,265,200.81
     Interest Collections for Status Dealer Accounts              $16,845.56
     Recoveries on Receivables Written Off                             $0.00

    Monthly Yield                                                      11.47%

    Used Vehicle Principal Receivables Balance                $98,680,035.58
                                                                         1.68%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                         $18,043,498.99
     Principal Collections                                     $3,255,415.27
     Principal Write Offs                                              $0.00
     Interest Collections                                         $16,845.56
    Ending Balance                                            $14,788,083.72

   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11

    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $1,364,236,830.05
     Current Participation Percentage                                 200.18%
    Current Participation Shortfall                                    $0.00

    Available Seller Collections                             $782,376,426.20
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                    $782,376,426.20
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.29375272%

    Total Adjusted Principal collections                     $605,305,221.98
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $9,560,340.40

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $9,560,340.40
     Investment and Net Swap Proceeds                             $37,159.01
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $13,097,499.41

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.8575%
     Days in Interest Period                                              29
    Current Interest Due                                       $4,718,541.67
    Net Trust Swap Receipts not req. to be paid                  $136,944.45
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,581,597.22
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $4,182,568.86

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,795,138.89
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $292,777.78
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.29375272%

    Total Adjusted Principal collections                     $605,305,221.98
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $9,560,340.40

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $9,560,340.40
     Investment and Net Swap Proceeds                             $14,926.72
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $13,075,267.12

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                  $835,069.45
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,581,597.22
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $4,160,336.57

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,581,597.22
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $835,069.45
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      13.83500218%

    Total Adjusted Principal collections                     $484,244,177.58
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,648,272.32

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,648,272.32
     Investment and Net Swap Proceeds                             $11,941.38
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund               $10,460,213.70

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                    $1,388.89
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,665,277.78
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,328,269.25

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,665,277.78
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid               $1,388.89
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      16.60200261%

    Total Adjusted Principal collections                     $581,093,013.10
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $9,177,926.78

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $9,177,926.78
     Investment and Net Swap Proceeds                             $14,329.65
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $12,552,256.43

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.8175%
     Days in Interest Period                                              29
    Current Interest Due                                       $4,498,866.67
    Net Trust Swap Receipts not req. to be paid                  $100,533.34
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,398,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,993,923.10

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,398,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $100,533.34
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      12.97031454%

    Total Adjusted Principal collections                     $453,978,916.48
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,170,255.30

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,170,255.30
     Investment and Net Swap Proceeds                             $27,870.32
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,823,125.62

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.7775%
     Days in Interest Period                                              29
    Current Interest Due                                       $3,490,572.92
    Net Trust Swap Receipts not req. to be paid                   $54,375.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,436,197.92
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,136,927.70

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/08/98 03:08 pm
  Investor Reporting System  v2.7     Monthly Statement         08/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,346,354.17
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $116,250.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000